UNITEDSTATES

SECURITIESANDEXCHANGECOMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04930
Exact name of registrant as specified in charter:	Prudential Investment Portfolios 4
Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102
Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102
Registrant's telephone number, including area code:	800-225-1852
Date of fiscal year end:	4/30/2020
Date of reporting period:	4/30/2020

Item 1 – Reports to Stockholders

PGIM MUNI HIGH INCOME FUND

ANNUAL REPORT

APRIL 30, 2020

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2020 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Muni High Income Fund informative and useful. The report covers performance for the 12-month period that ended April 30, 2020.

For most of the period, the global economy remained healthy—particularly in the US—fueled by rising corporate profits and strong job growth. The outlook changed dramatically near the end of the period as the coronavirus outbreak quickly and substantially shut down economic activity worldwide, leading many economists to predict a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed a $2 trillion stimulus bill that offered an economic lifeline to consumers and businesses.

While stocks had climbed throughout much of the period, they fell significantly in March amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. Despite a strong equity market rally in April, large-cap US stocks were essentially flat during the period, while US small caps and stocks in both developed foreign and emerging markets posted a double-digit decline.

Much of the bond market rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low. Overall, US and global bonds posted gains, while the return for emerging market debt was negative. Late in the period, the Fed took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Muni High Income Fund

June 15, 2020

PGIM Muni High Income Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 4/30/20
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A
(with sales charges)	–6.51	1.90	4.09	—
(without sales charges)	–3.37	2.58	4.44	—
Class B
(with sales charges)	–8.34	2.10	4.15	—
(without sales charges)	–3.68	2.27	4.15	—
Class C
(with sales charges)	–5.02	1.80	3.67	—
(without sales charges)	–4.09	1.80	3.67	—
Class Z
(without sales charges)	–3.06	2.84	4.69	—
Class R6
(without sales charges)	–3.13	N/A	N/A	1.80 (6/27/17)
Bloomberg Barclays Municipal Bond Index
	2.16	3.04	3.89	—
Bloomberg Barclays Municipal High Yield Bond Index
	–4.63	3.57	5.44	—
Bloomberg Barclays Municipal Bond Index (50%) / Bloomberg Barclays Municipal High Yield Bond Index (50%)
	–1.20	3.33	4.68	—

Average Annual Total Returns as of 4/30/20 Since Inception (%)
Class R6 (6/27/17)
Bloomberg Barclays Municipal Bond Index	3.03
Bloomberg Barclays Municipal High Yield Bond Index	2.69
Bloomberg Barclays Municipal Bond Index (50%) / Bloomberg Barclays Municipal High Yield Bond Index (50%)	3.96

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg Barclays Municipal Bond Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (April 30, 2010) and the account values at the end of the current fiscal year (April 30, 2020) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier and in the following paragraphs, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Source: PGIM Investments LLC and Lipper Inc.

Inception returns are provided for any share class that has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’ inception date.

PGIM Muni High Income Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Z	Class R6
Maximum initial sales charge	3.25% of the public offering price.	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	For purchases on or after July 15, 2019: 1.00% on sales of $500,000 or more made within 12 months of purchase. For purchases prior to July 15, 2019: 1.00% on sales of $1 million or more made within 12 months of purchase.	5.00% (Yr. 1) 4.00% (Yr. 2) 3.00% (Yr. 3) 2.00% (Yr. 4) 1.00% (Yr. 5/6) 0.00% (Yr. 7)	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	0.50%	1.00%	None	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through reinvestment of dividends and/or capital gains. Effective on or about June 26, 2020, all issued and outstanding Class B shares will be automatically converted to Class A shares. See the supplement included with this shareholder report for details.

Benchmark Definitions

Bloomberg Barclays Municipal Bond Index—The Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed.

Bloomberg Barclays Municipal High Yield Bond Index—The Bloomberg Barclays Municipal High Yield Bond Index is an unmanaged index of non-rated or Ba1 or below-rated municipal bonds. It gives a broad look at how non-investment-grade municipal bonds have performed.

Bloomberg Barclays Municipal Bond Index (50%) / Bloomberg Barclays Municipal High Yield Bond Index (50%)—This is a custom blend of the Bloomberg Barclays Municipal Bond Index (50%) and the Bloomberg Barclays Municipal High Yield Bond Index (50%).

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Investors cannot invest directly in an index. The returns for the indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.

Distributions and Yields as of 4/30/20
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	Taxable Equivalent 30-Day Subsidized Yield*** at Federal Tax Rates of		SEC 30-Day Unsubsidized Yield** (%)	Taxable Equivalent 30-Day Unsubsidized Yield*** at Federal Tax Rates of
			37.0 (%)	40.8 (%)		37.0 (%)	40.8 (%)
Class A	0.38	3.39	5.37	5.73	3.39	5.37	5.73
Class B	0.34	4.62	7.33	7.80	4.62	7.33	7.80
Class C	0.30	2.74	4.35	4.63	2.74	4.35	4.63
Class Z	0.40	3.79	6.01	6.40	3.74	5.93	6.32
Class R6	0.40	3.89	6.17	6.57	3.75	5.96	6.33

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

***Some investors may be subject to the federal alternative minimum tax (AMT) and/or state and local taxes. Taxable equivalent yields reflect federal taxes only. The taxable equivalent yield is the yield an investor would have to earn on a taxable investment in order to equal the yield provided by a tax-exempt municipal bond. The taxable equivalent yields presented in the table use the highest marginal federal individual income tax rate (37.0%) and the highest marginal federal individual income tax rate plus the 3.8% net investment income tax (40.8%).

PGIM Muni High Income Fund	7

Your Fund’s Performance (continued)

Credit Quality expressed as a percentage of total investments as of 4/30/20 (%)
AAA	1.8
AA	8.6
A	22.1
BBB	33.6
BB	11.7
B	2.0
CCC	0.2
CC	1.3
Not Rated	18.7
Total Investments	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change.

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Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Muni High Income Fund’s Class Z shares returned –3.06% in the 12-month reporting period that ended April 30, 2020, underperforming the –1.20% return of the Bloomberg Barclays Municipal Bond Index (50%) / Bloomberg Barclays Municipal High Yield Bond Index (50%) (the Index) and the 2.16% return of the Bloomberg Barclays Municipal Bond Index.

What were conditions like in the municipal bond market?

•

Municipal securities exhibited solid performance during most of the reporting period as mutual funds experienced positive inflows driven by record inflows in 2019. In March 2020, the market struggled as the COVID-19 crisis took hold, experiencing increased interest rate volatility and spread widening as sellers emerged driven by fund outflows. On the issuance front, supply was manageable during the period, contributing to a favorable supply/demand environment. For the full period, municipal bonds underperformed Treasury bonds across the yield curve, with most of the underperformance occurring late in the period.

•

During the period, the Federal Reserve cut rates five times totaling 225 basis points (bps), with 25-bp decreases each in August, September, and October of 2019 before 50- and 100-bp cuts in March 2020 in response to the slowing economy amid the COVID-19 crisis. This left the federal funds rate target range at 0 to 25 bps, matching the target range from December 2008 to December 2015. (One basis point equals 0.01%.) The municipal yield curve steepened during the period as long-end rates declined less than rates declined on the front end.

What worked?

•

The Fund’s longer duration versus the Index added to performance as yields moved lower during the reporting period. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

•	The Fund’s overweight in tobacco settlement bonds added to performance as they outperformed during the period.

•	The Fund’s overweight in pre-pay gas supply bonds was positive as this sector outperformed.

What didn’t work?

•	The Fund’s overweight in BBB-rated bonds, including Illinois general obligation bonds, detracted from performance as spreads widened during the reporting period.

•	The Fund’s overweight in the health care sector, including hospitals and life care facilities, detracted from performance as spreads widened during the period.

•	The Fund’s overweight in airline bonds detracted from performance as this sector underperformed during the period.

PGIM Muni High Income Fund	9

Strategy and Performance Overview (continued)

•	The Fund’s overweight in charter school bonds detracted from performance as this sector underperformed during the period.

Did the Fund use derivatives?

The Fund sold futures contracts on US Treasuries to shorten the portfolio’s duration, which reduced its sensitivity to changes in the level of rates. Overall, this strategy had a negative impact on performance during the reporting period.

Current outlook

The economic, market, and social environment resulting from the COVID-19 pandemic has been historically unprecedented. At the height of the market volatility, credit markets froze, and liquidity across the board in fixed income markets was extremely challenged. PGIM Fixed Income continues to manage its investments with a long-term perspective—a philosophy that has never been more important than it is today—and is holding many bonds that are trading at very attractive levels and that its managers continue to feel good about. Investment opportunities have also surfaced in the primary markets as issuers look to access the market during the recently improved conditions.

While PGIM Fixed Income’s near-term outlook is cautious based on the uncertainty regarding the depth and duration of the pandemic and the ultimate impact on municipal credits, the generally high-quality nature of municipal credit, federal assistance, and significant spread widening toward the end of the first quarter of 2020 present attractive opportunities for a wide range of investors. PGIM Fixed Income continues to look for long-term opportunities during the current market turmoil.

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Fees and Expenses (unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended April 30, 2020. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM Muni High Income Fund	11

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Muni High Income Fund		Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$925.30	0.85%	$4.07
	Hypothetical	$1,000.00	$1,020.64	0.85%	$4.27
Class B	Actual	$1,000.00	$924.40	1.16%	$5.55
	Hypothetical	$1,000.00	$1,019.10	1.16%	$5.82
Class C	Actual	$1,000.00	$921.90	1.60%	$7.65
	Hypothetical	$1,000.00	$1,016.91	1.60%	$8.02
Class Z	Actual	$1,000.00	$927.20	0.62%	$2.97
	Hypothetical	$1,000.00	$1,021.78	0.62%	$3.12
Class R6	Actual	$1,000.00	$926.50	0.58%	$2.78
	Hypothetical	$1,000.00	$1,021.98	0.58%	$2.92

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended April 30, 2020, and divided by the 366 days in the Fund’s fiscal year ended April 30, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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PGIM Muni High Income Fund

Schedule of Investments

as of April 30, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 98.3%

MUNICIPAL BONDS

Alabama 0.3%
Jefferson Cnty. Sewer Rev.,
Sr. Lien, Warrants, Ser. A, AGM, Rfdg.	5.000%	10/01/44	500	$547,545
Sr. Lien, Warrants, Ser. A, AGM, Rfdg.	5.250	10/01/48	500	551,950
Selma Indl. Dev. Brd. Rev., Gulf Opp. Zone, Intl. Paper Co., Ser. A	5.800	05/01/34	1,000	1,000,830

				2,100,325

Alaska 0.5%
Alaska Indl. Dev. & Export Auth. Rev., Tanana Chiefs Conference Proj., Ser. A	4.000	10/01/49	3,980	4,103,897

Arizona 4.3%
Arizona Indl. Dev. Auth. Rev.,
Basis Schs. Proj., Ser. A, Rfdg., 144A	5.375	07/01/50	1,000	911,280
Cadence Campus Proj., Ser. A, 144A	4.000	07/15/50	1,600	1,242,448
Pinecrest Academy-Horizon Inspirada & St. Rose Campus, Ser. A, 144A	5.750	07/15/48	1,500	1,539,360
Maricopa Cnty. Indl. Dev. Auth. Rev.,
Horizon Cmnty. Learning Ctr., Rfdg.	5.000	07/01/35	2,000	1,862,600
Reid Traditional Schs. Projs.	5.000	07/01/47	1,000	1,029,860
Phoenix City Indl. Dev. Auth. Rev.,
Basis Schs. Projs., Rfdg., 144A	5.000	07/01/45	1,000	875,850
Basis Schs. Projs., Ser. A, Rfdg., 144A	5.000	07/01/46	1,000	872,960
Great Hearts Academies Proj.	5.000	07/01/44	2,250	2,300,737
Pima Cnty. Indl. Dev. Auth. Rev., Tucson Elec. Pwr. Co. Proj., Rfdg.	4.000	09/01/29	3,000	3,099,660
Salt Verde Fin. Corp. Gas Rev.,
Sr. Bonds	5.000	12/01/32	4,890	5,949,125
Sr. Bonds	5.000	12/01/37	9,705	11,975,873
Tempe Indl. Dev. Auth. Rev.,
Friendship Vlg.	5.000	12/01/50	1,045	807,451
Friendship Vlg., Ser. A, Rfdg.	6.250	12/01/42	1,000	938,010

				33,405,214

California 8.3%
ABAG Fin. Auth. for Nonprofit Corp. Rev., Episcopal Sr. Cmnty., Rfdg.	6.125	07/01/41	775	793,158

See Notes to Financial Statements.

PGIM Muni High Income Fund	13

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of April 30, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

California (cont’d.)
California Cnty. Tob. Secur. Agcy. Rev., Conv., CABS	5.450	%(cc)	06/01/28	4,500	$4,499,955
California Mun. Fin. Auth. Rev.,
CHF-Davis I, LLC, W. Village Student Housing Proj.	5.000		05/15/51	1,000	1,032,900
River Chrt. Schs., Ser. A, 144A	5.500		06/01/48	750	759,713
Sr. Lien, LINXS APM Proj., Ser. A, AMT	5.000		12/31/43	2,000	2,074,260
California Poll. Ctrl. Fing. Auth. Rev.,
Green Bond, Calplant I Proj., AMT, 144A	8.000		07/01/39	2,750	1,401,648
Wtr. Facs., Amer. Wtr. Cap. Corp. Proj., 144A	5.250		08/01/40	500	503,755
California St. Pub. Wks. Brd. Lease Rev., Judicial Council Proj., Ser. D	5.000		12/01/31	1,000	1,055,660
California St. Sch. Fin. Auth. Chrt. Sch. Rev.,
Alliance Clg.-Ready Pub. Schs., Ser. A, 144A	5.000		07/01/45	750	759,788
Kipp LA Proj., Ser. A, 144A	5.000		07/01/45	650	658,346
Kipp LA Proj., Ser. A, 144A	5.000		07/01/47	820	830,627
California Statewide Cmntys. Dev. Auth. Rev.,
899 Charleston Proj., Ser. A, Rfdg., 144A	5.250		11/01/44	750	753,263
Loma Linda Univ. Med. Ctr., Ser. A, 144A	5.250		12/01/43	4,475	4,540,335
Loma Linda Univ. Med. Ctr., Ser. A, 144A	5.250		12/01/56	3,500	3,492,860
Loma Linda Univ. Med. Ctr., Ser. A, 144A	5.500		12/01/58	1,500	1,531,695
Loma Linda Univ. Med. Ctr., Ser. A, Rfdg.	5.250		12/01/44	2,500	2,522,100
California Tob. Secur. Auth. Rev., CABS, Rfdg.	5.662	(t)	06/01/54	3,000	447,330
Golden St. Tob. Secur. Corp., Tob. Settlement Rev.,
Asset Bkd., 1st Sub., Ser. B, CABS, Rfdg.	6.448	(t)	06/01/47	10,000	1,792,400
Asset Bkd., Sr., Ser. A-2, CABS, Rfdg.	5.300	(cc)	06/01/37	5,000	5,036,650
Ser. A-1, Rfdg.	5.000		06/01/47	4,235	4,111,634
Ser. A-1, Rfdg.	5.250		06/01/47	5,050	5,056,615
Ser. A-2, Rfdg.	5.000		06/01/47	1,500	1,463,370
Inland Valley Dev. Agcy. Tax Alloc., Ser. A, Rfdg.	5.000		09/01/44	1,000	1,088,820
Irvine Unified Sch. Dist. Spl. Tax, Ser. A(hh)	4.000		09/01/44	1,000	1,037,380
Lincoln Pub. Fing. Auth. Spl. Assmt., Twelve Bridges, Sub., Ser. B, Rfdg.	6.000		09/02/27	972	1,002,706
Long Beach Bond Fin. Auth. Nat. Gas Pur. Rev.,
Ser. A	5.000		11/15/35	3,510	4,345,134
Ser. A	5.500		11/15/37	685	904,022
M-S-R Energy Auth. Calif. Rev.,
Ser. A	6.500		11/01/39	2,060	2,959,128

See Notes to Financial Statements.

14

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of April 30, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

California (cont’d.)
M-S-R Energy Auth. Calif. Rev., (cont’d.)
Ser. A	7.000%	11/01/34	1,650	$2,373,228
Port of Oakland Rev., Ser. O, AMT, Rfdg.	5.125	05/01/31	1,000	1,037,240
Riverside Cnty. Pub. Fing. Auth. Rev., Capital Facs. Proj.	5.250	11/01/45	1,000	1,124,190
San Buenaventura Rev.,
Cmnty. Mem. Hlth. Sys.	7.500	12/01/41	1,000	1,041,670
Cmnty. Mem. Hlth. Sys.	8.000	12/01/26	500	532,000
San Francisco City & Cnty. Arpt. Comm. Rev.,
Second Ser. C, AMT, Rfdg. (Pre-refunded 05/01/21)(ee)	5.000	05/01/25	5	5,198
Second Ser. C, AMT, Unrefunded, Rfdg.	5.000	05/01/25	995	1,024,850
Santa Margarita Wtr. Dist. Spl. Tax Cmty. Facs., Ser. 2013-1, Vlg. of Sendero	5.625	09/01/36	645	679,746

				64,273,374

Colorado 3.2%
City & Cnty. of Denver Arpt. Sys. Rev., Sub. Sys., Ser. A, AMT, Rfdg.	4.000	12/01/48	2,000	2,032,100
Colorado Edl. & Cultural Facs. Auth. Rev.,
Impt., Chrt. Sch. Skyview Academy Proj., Rfdg., 144A	5.375	07/01/44	1,350	1,241,230
Impt., Chrt. Sch. Univ. LA, Rfdg.	5.000	12/15/45	1,000	1,029,690
Lighthouse Bldg. Corp., Rfdg.	5.000	11/01/44	885	906,329
Windsor Chrt. Sch., Rfdg., 144A	5.000	09/01/46	1,390	1,180,791
Colorado Hlth. Facs. Auth. Rev.,
Commonspirit Hlth., Ser. A, Rfdg.	4.000	08/01/49	5,000	4,820,300
Covenant Retirement Cmntys., Rfdg.	5.000	12/01/35	1,250	1,248,825
Vail Valley Med. Ctr. Proj.	4.000	01/15/45	2,500	2,543,700
E-470 Pub. Hwy. Auth. Rev., Ser. C, Rfdg.	5.375	09/01/26	1,000	1,013,400
Park Creek Met. Dist. Ltd. Ppty. Tax Alloc. Rev., Sr. Lmt. Prop. TA., Rfdg.	5.000	12/01/45	1,500	1,656,480
Plaza Co. Met. Dist. 1 Tax Alloc., Rfdg., 144A	5.000	12/01/40	1,000	986,540
Pub. Auth. Energy Nat. Gas Pur. Rev.,	6.500	11/15/38	4,045	5,754,336

				24,413,721

See Notes to Financial Statements.

PGIM Muni High Income Fund	15

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of April 30, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Connecticut 0.3%
Harbor Point Infrastructure Impt. Dist. Spl. Assmt., Harbor Point Proj. Rfdg., 144A	5.000%	04/01/39	2,000	$2,064,080

Delaware 0.3%
Delaware St. Econ. Dev. Auth. Rev., Newark Chrt. Sch., Inc., Ser. A, Rfdg.	5.000	09/01/46	500	514,615
Delaware St. Hlth. Facs. Auth. Rev., Nanticoke Mem. Hosp., Rfdg.	5.000	07/01/32	1,375	1,486,815

				2,001,430

District of Columbia 1.9%
Dist. of Columbia, Rev.,
Dist. of Columbia Intl., Oblig. Grp.	5.000	07/01/54	1,000	938,590
Friendship Pub. Chrt. Sch.	5.000	06/01/42	3,500	3,532,620
Gallaudet Univ.	5.500	04/01/34	400	412,264
Kipp Chrt. Sch., Rfdg. (Pre-refunded 07/01/23)(ee)	6.000	07/01/43	850	977,653
Kipp Chrt. Sch., Rfdg. (Pre-refunded 07/01/23)(ee)	6.000	07/01/48	725	833,881
Kipp DC Iss. Ser. A, Rfdg.	5.000	07/01/48	1,250	1,285,275
Kipp DC Proj.	4.000	07/01/49	1,000	860,160
Rocketship DC, Oblig. Grp., Ser. A, 144A	5.000	06/01/49	2,000	1,760,460
Metropolitan Washington D.C. Arpt. Auth. Sys. Rev.,
Dulles Toll Rd., Ser. A, Rfdg.	5.000	10/01/53	2,500	2,567,200
Dulles Toll Rd., Sub., Ser. B, Rfdg.	4.000	10/01/49	2,000	1,893,200

				15,061,303

Florida 9.4%
Broward Cnty. Port Facs. Rev., Sr. Bond, Ser. B, AMT	4.000	09/01/49	2,000	1,995,740
Broward Cnty. Sys. Arpt. Rev.,
Ser. A, AMT	4.000	10/01/49	1,500	1,511,025
Ser. A, AMT, (Pre-refunded 10/01/23)(ee)	5.250	10/01/43	1,500	1,702,140
Capital Tr. Agcy. Rev., Air Cargo, Aero Miami FX LLC, Sr. Lien, Ser. A, Rfdg.	5.350	07/01/29	1,795	1,801,677
Citizens Ppty. Ins. Corp. Rev., Sr. Sec’d., Ser. A-1	5.000	06/01/22	1,000	1,075,980
Cityplace CDD Spl. Assmt., Rfdg.	5.000	05/01/26	1,000	1,124,430

See Notes to Financial Statements.

16

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of April 30, 2020

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Florida (cont’d.)
Davie Edl. Facs. Rev.,
Nova Southeastern Univ. Proj., Ser. A	5.625%		04/01/43		500	$523,600
Nova Southeastern Univ. Proj., Ser. A	6.000		04/01/42		1,000	1,077,450
Florida Dev. Fin. Corp. Rev.,
Bay Area Chrt. Fndtn., Ser. A	7.750		06/15/42		2,000	2,043,100
Renaissance Chrt. Sch., Ser. A	6.000		09/15/40		1,750	1,754,567
Virgin Trains USA Pass, Ser. A, AMT, Rfdg. (Mandatory put date 01/01/29), 144A	6.500	(cc)	01/01/49		5,000	4,166,300
Florida Higher Edl. Facs. Fin. Auth. Rev., Ringling Clg. Proj.	5.000		03/01/47		2,500	2,447,375
Greater Orlando Aviation Auth. Orlando Arpt. Facs. Rev.,
Priority, Sub-Ser. A, AMT	4.000		10/01/52		3,350	3,340,051
Spl. Purp.—JetBlue Airways Corp. Proj., Rfdg.	5.000		11/15/36		4,700	4,589,550
Indigo Cmnty. Dev. Dist., Spl. Assmt.^	5.750		05/01/36	(d)	820	483,800
Lakewood Ranch Stewardship Dist. Spl. Assmt.,
Lakewood Centre North Proj.	4.875		05/01/45		1,000	1,002,010
Lakewood Nat’l. & Polo Run Projs.	4.625		05/01/27		500	493,285
Lakewood Nat’l. & Polo Run Projs.	5.375		05/01/47		1,000	1,030,540
N E sector Proj., Phase 1B	5.450		05/01/48		1,000	1,041,450
Stewardship Dist., Azario Proj.	4.000		05/01/50		1,000	894,770
Vlg. Lakewood Ranch S. Proj.	4.250		05/01/26		250	252,725
Vlg. Lakewood Ranch S. Proj.	5.125		05/01/46		1,400	1,256,878
Martin Cnty. Indl. Dev. Auth. Rev.,
Indiantown Cogeneration Proj., Rfdg., 144A	3.950		12/15/21		1,750	1,753,150
Indiantown Cogeneration Proj., Rfdg., 144A	4.200		12/15/25		1,000	998,270
Midtown Miami Cmnty. Dev. Dist. Spl. Assmt., Pkg. Garage Proj., Ser. A, Rfdg.	5.000		05/01/37		1,980	1,921,333
North Sumter Cnty. Util. Dependent Dist.,
Solid Wste. Rev.	5.000		10/01/42		2,000	2,081,040
Util. Rev.	5.750		10/01/43		1,500	1,524,765
Orange Cnty. Hlth. Facs. Auth. Rev., Orlando Hlth. Oblig. Grp., Ser. A	4.000		10/01/49		3,450	3,611,839
Osceola Cnty. Transn. Rev.,
Ser. A-1, Rfdg.	4.000		10/01/54		1,500	1,535,295
Ser. A-2, CABS, Rfdg.	4.289	(t)	10/01/54		1,000	232,060
Palm Beach Cnty. Hlth. Facs. Auth. Rev.,
BRRH Corp. Oblig. Grp., Rfdg. (Pre-refunded 12/01/24)(ee)	5.000		12/01/31		500	586,580
Sinai Residences Boca Raton Proj., Ser. A, Rfdg.	7.500		06/01/49		1,000	1,042,460

See Notes to Financial Statements.

PGIM Muni High Income Fund	17

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of April 30, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Florida (cont’d.)
Sarasota Cnty. Pub. Hosp. Dist. Rev., Sarasota Mem. Hosp.	4.000%	07/01/48	5,000	$5,124,050
South Miami Hlth. Facs. Auth. Rev., Baptist Hlth. South Florida, Rfdg.	5.000	08/15/47	1,000	1,096,980
Tallahassee Hlth. Facs. Mem. Rev., Ser. A	5.000	12/01/55	1,430	1,470,741
Village CDD No. 7, Fla. Spl. Assmt., Rfdg.	4.000	05/01/36	1,880	1,943,394
Village CDD No. 8, Fla. Spl. Assmt., Phase II, Rfdg.	6.125	05/01/39	2,040	2,043,529
Village CDD No. 9,
Fla. Spl. Assmt.	7.000	05/01/41	735	749,178
Fla. Spl. Assmt., Rfdg.	5.500	05/01/42	2,035	2,054,149
Village CDD No. 10,
Fla. Spl. Assmt.	5.125	05/01/43	1,070	1,088,169
Fla. Spl. Assmt.	6.000	05/01/44	900	926,577
Village CDD No.11, Fla. Spl. Assmt.	4.500	05/01/45	1,380	1,302,610
Village CDD No.12, Fla. Spl. Assmt., 144A	4.250	05/01/43	2,890	2,912,022
Village CDD No.13,
Fla. Spl. Assmt.	3.550	05/01/39	500	452,160
Fla. Spl. Assmt.	3.700	05/01/50	1,000	890,030

				72,948,824

Georgia 1.1%
Atlanta Arpt. Rev., Gen., Ser. B, AMT, Rfdg.	5.000	01/01/30	500	510,175
Atlanta Dev. Auth. Rev., GA Proton Treatment Ctr., Ser. A-1	6.000	01/01/23	1,700	1,676,914
Burke Cnty. Dev. Auth. Rev., Oglethorpe Pwr. Corp.—Vogtle Proj., Ser. D, Rfdg.	4.125	11/01/45	2,000	2,118,040
Clayton Cnty. Dev. Auth. Spl. Facs. Rev., Delta Air Lines, Ser. A, Rfdg.	8.750	06/01/29	2,000	2,013,220
Priv. Colleges & Univs. Auth. Rev., Savannah Clg. Art & Design Proj.	5.000	04/01/44	1,500	1,553,355
Rockdale Cnty. Dev. Auth. Rev., Pratt Paper LLC Proj., AMT, Rfdg., 144A	4.000	01/01/38	1,000	942,870

				8,814,574

See Notes to Financial Statements.

18

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of April 30, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Hawaii 0.3%
Hawaii St. Dept. Budget & Fin. Rev., Spl. Purp. Rev., Hawaii Pacific Hlth. Oblig., Ser. A, Rfdg.	5.500%		07/01/43	2,500	$2,699,050

Illinois 14.7%
Chicago Brd. of Edu., GO, Ser. A	5.500		12/01/39	635	618,471
GO, Ser. A, 144A	7.000		12/01/46	1,500	1,587,780
GO, Ser. A, CABS, Rfdg.	4.128	(t)	12/01/26	500	382,030
GO, Ser. A, Rfdg.	4.000		12/01/27	500	481,935
GO, Ser. A, Rfdg.	5.000		12/01/35	500	478,945
GO, Ser. A, Rfdg.	7.000		12/01/44	3,390	3,643,030
GO, Ser. C	5.250		12/01/35	1,015	1,005,429
GO, Ser. D	5.000		12/01/46	2,470	2,223,272
GO, Ser. G, Rfdg.	5.000		12/01/34	2,155	2,080,286
GO, Ser. H	5.000		12/01/46	2,390	2,067,159
Chicago Brd. of Edu., Rev., Spl. Tax	6.000		04/01/46	1,500	1,561,035
Chicago O’Hare Int’l. Arpt. Rev.,
Gen., Sr. Lien, Ser. B, AGM, Rfdg.	4.000		01/01/53	3,005	3,277,163
Gen., Third Lien, Ser. C, AMT, Rfdg.	5.375		01/01/39	1,500	1,578,825
Ser. C, AMT, Rfdg.	4.375		01/01/40	2,000	2,065,800
Trips Oblig. Grp., AMT	5.000		07/01/48	1,000	1,055,670
Chicago Transit Auth. Rev., Second Lien	5.000		12/01/46	5,000	5,359,100
Chicago Wstwtr. Transmn. Rev., Second Lien, Ser. C, Rmkt., Rfdg.	5.000		01/01/39	3,355	3,672,282
Chicago, IL,
GO, Ser. 2003 B, Rmkt., Rfdg.	5.000		01/01/23	750	760,388
GO, Ser. 2005 D, Rmkt., Rfdg.	5.500		01/01/37	6,520	6,499,658
GO, Ser. 2007 E, Rmkt., Rfdg.	5.500		01/01/35	3,000	3,012,840
GO, Ser. A	5.500		01/01/39	1,865	1,838,331
GO, Ser. A, Rfdg.	5.000		01/01/27	1,400	1,427,090
GO, Ser. A, Rfdg.	5.000		01/01/31	1,500	1,500,195
GO, Ser. A, Rfdg.	5.000		01/01/34	3,650	3,542,471
GO, Ser. A, Rfdg.	5.500		01/01/49	3,000	2,850,390
GO, Ser. A, Rfdg.	6.000		01/01/38	2,500	2,561,000
GO, Ser. C, Rfdg.	5.000		01/01/26	1,000	1,018,750
GO, Ser. C, Rfdg.	5.000		01/01/38	2,500	2,339,450

See Notes to Financial Statements.

PGIM Muni High Income Fund	19

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of April 30, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Illinois (cont’d.)
Illinois Edl. Facs. Auth. Rev., Field Museum of Natural History, Rmkt.	4.450%	11/01/36	1,075	$1,169,406
Illinois Fin. Auth. Rev.,
IL Institute of Tech., Rfdg.	4.000	09/01/41	1,250	1,210,137
Impt., Chicago Intl., Rfdg.	5.000	12/01/47	1,000	1,015,380
Northshore Univ. Hlth. Sys., Ser. A, Rfdg.	4.000	08/15/41	1,000	1,056,330
Presence Hlth. Netw. Ser. C, Rfdg. (Pre-refunded 02/15/27)(ee)	4.000	02/15/41	10	11,820
Presence Hlth. Netw. Ser. C, Rfdg. (Pre-refunded 02/15/27)(ee)	4.000	02/15/41	265	313,219
Presence Hlth. Netw. Ser. C, Unrefunded, Rfdg.	4.000	02/15/41	5,725	6,038,272
Illinois St., GO	4.000	06/01/36	3,000	2,550,840
GO	5.000	04/01/31	2,000	1,899,080
GO	5.000	01/01/32	1,335	1,256,943
GO	5.000	05/01/33	950	879,462
GO	5.000	03/01/36	1,800	1,617,030
GO	5.000	05/01/36	2,000	1,794,920
GO	5.000	02/01/39	2,215	1,966,322
GO	5.000	05/01/39	3,000	2,661,180
GO	5.250	07/01/31	1,000	968,450
GO, Rebuild Illinois Prog., Ser. B	4.000	11/01/35	2,000	1,709,440
GO, Rfdg.	5.000	08/01/25	1,000	988,650
GO, Ser. A	5.000	01/01/33	2,000	1,859,560
GO, Ser. A	5.000	01/01/34	1,600	1,468,608
GO, Ser. A	5.000	12/01/35	2,000	1,799,780
GO, Ser. A	5.000	12/01/39	2,500	2,213,825
GO, Ser. A, Rfdg.	5.000	10/01/28	1,250	1,218,312
GO, Ser. D	5.000	11/01/26	1,500	1,477,560
GO, Ser. D	5.000	11/01/27	3,750	3,678,637
Illinois St. Toll Hwy. Auth. Rev., Ser. A	4.000	01/01/44	1,000	1,058,380
Regl. Transn. Auth. Rev.,
Ser. A	4.000	06/01/38	4,015	4,015,040
Ser. A	4.000	06/01/39	3,015	2,999,593

See Notes to Financial Statements.

20

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of April 30, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Illinois (cont’d.)
Sales Tax Securitization Corp. Rev., Second Lien, Ser. A, Rfdg.	4.000%	01/01/38	1,000	$927,880
Springfield Elec. Rev., Sr. Lien, Rfdg., AGM	4.000	03/01/40	1,500	1,557,060

				113,869,891

Indiana 0.6%
Indiana St. Fin. Auth. Rev., Drexel Fndtn. Edl. Facs. Proj., Ser. A	7.000	10/01/39	1,000	999,980
Valparaiso Rev.,
Pratt Paper LLC Proj., AMT	5.875	01/01/24	600	615,624
Pratt Paper LLC Proj., AMT	7.000	01/01/44	1,500	1,571,850
Vigo Cnty. Hosp. Auth. Rev., Union Hosp., Inc., Rfdg. (Pre-refunded 09/01/21)(ee)	7.750	09/01/31	1,500	1,636,125

				4,823,579

Iowa 0.2%
Iowa St. Fin. Auth. Rev.,
Lifespace Cmntys., Inc.	2.875	05/15/49	750	726,450
Midwstrn. Disaster Area, Iowa Fertilizer Co. Proj., Rfdg.	3.125	12/01/22	500	481,120

				1,207,570

Kansas 0.2%
Overland Park Dev. Corp. Rev., Rfdg.	5.000	03/01/49	1,000	898,730
Wyandotte Cnty.-Kansas City Unified Govt. Rev., Legends Apts. Garage & West Lawn Proj.	4.500	06/01/40	950	960,583

				1,859,313

Kentucky 0.5%
Kentucky Econ. Dev. Fin. Auth. Hosp. Facs. Rev., Baptist Healthcare Sys., Ser. B	5.000	08/15/46	3,500	3,644,795

See Notes to Financial Statements.

PGIM Muni High Income Fund	21

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of April 30, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Louisiana 0.6%
Jefferson Parish Econ. Dev. & Port Dist. Rev., Kenner Discovery Hlth. Sciences Academy Proj., Ser. A, 144A	5.625%	06/15/48	2,000	$1,725,660
Louisiana Loc. Govt. Envir. Facs. & Cmnty. Dev. Auth. Rev., Westlake Chem. Corp., Ser. A-2	6.500	11/01/35	1,000	1,012,570
Louisiana Pub. Facs. Auth. Rev., Ochsner Clinic Fndtn. Proj., Rfdg.	5.000	05/15/47	1,000	1,064,450
New Orleans Sewerage Serv. Rev., Rfdg.	5.000	06/01/44	1,000	1,095,100

				4,897,780

Maine 0.3%
Maine St. Hlth. & Higher Edl. Facs. Auth. Rev., Maine General Med. Ctr.	7.500	07/01/32	2,000	2,076,560

Maryland 1.1%
Frederick Cnty. Spl. Oblig. Rev., Jefferson Tech. Park, Ser. B, 144A	7.125	07/01/43	1,985	1,651,103
Frederick Cnty. Spl. Oblig. Tax, Sub. Urbana Cmnty. Dev. Auth., Ser. B	5.500	07/01/40	4,290	4,308,576
Howard Cnty. Tax Alloc., Annapolis Junction Twn. Ctr. Proj.	6.100	02/15/44	1,420	1,317,845
Maryland Econ. Dev. Corp., Poll. Ctrl. Rev., Transn. Facs. Proj., Ser. A, Rfdg.	5.000	06/01/35	1,000	1,006,810

				8,284,334

Massachusetts 0.6%
Massachusetts St. Dev. Fin. Agcy. Rev., Atrius Hlth., Ser. A, Rfdg.	4.000	06/01/49	4,440	4,452,654

Michigan 1.0%
Michigan Fin. Auth. Rev., Sr. Lien, Detroit Wtr. & Swr., Ser. C-1	5.000	07/01/44	1,000	1,038,650
Michigan St. Bldg. Auth. Rev., Facs. Prog., Ser. I-A, Rfdg.	5.375	10/15/41	750	790,470
Michigan St. Strategic Fund Rev.,
I-75 Imp. Proj., AMT, AGM	4.500	06/30/48	1,250	1,215,825

See Notes to Financial Statements.

22

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of April 30, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Michigan (cont’d.)
Michigan St. Strategic Fund Rev., (cont’d.)
Var. Detroit Ed., Rmkt., Rfdg.	5.625%	07/01/20	1,000	$1,007,510
Oakland Cnty. Econ. Dev. Corp. Oblg. Rev., Roman Catholic Archdiocese Detroit, Rfdg.	6.500	12/01/20	470	474,108
Summit Academy Rev., Rfdg.	6.250	11/01/25	1,380	1,380,842
Wayne Cnty. Arpt. Auth. Rev., Detroit Met. Arpt., Ser. D, AMT, Rfdg.	5.000	12/01/28	1,500	1,597,620

				7,505,025

Minnesota 1.0%
Hugo Rev., Chrt. Sch. Lease, Noble Academy Proj., Ser. A	5.000	07/01/44	1,250	1,110,150
Rochester Rev., Mayo Clinic	4.000	11/15/48	3,000	3,183,840
St. Cloud Rev., Centracare Hlth., Ser. A, Rfdg.	4.000	05/01/37	1,250	1,293,387
St. Paul Hsg. & Redev. Auth. Hosp. Rev., Hlth. East Care Sys. Proj., Rfdg. (Pre-refunded 11/15/25)(ee)	5.000	11/15/44	1,000	1,214,380
St. Paul Port Auth. Sol. Wste. Disp. Rev., Gerdau St. Paul Steel Mill Proj., Ser. 7, 144A	4.500	10/01/37	1,000	895,990

				7,697,747

Missouri 2.1%
Lees Summit, Tax Alloc., Impt., Summit Fair Proj., Rfdg., 144A	4.875	11/01/37	2,000	1,710,860
Missouri St. Hlth. & Edl. Facs. Auth. Rev.,
BJC Hlth. Sys., Ser. A	4.000	01/01/45	2,010	2,098,159
Lutheran Sr. Svcs.	6.000	02/01/41	1,000	1,004,020
Lutheran Sr. Svcs., Rfdg.	4.000	02/01/42	1,115	875,230
Lutheran Sr. Svcs., Rfdg.	4.000	02/01/48	2,000	1,490,660
Lutheran Sr. Svcs., Rfdg.	5.000	02/01/44	4,000	3,655,720
Poplar Bluff Regl. Transn. Dev. Dist. Rev., Transn. Sales Tax	4.750	12/01/42	2,100	2,120,118
St. Louis Cnty. Indl. Dev. Auth. Rev.,
Friendship Vlg. St. Louis Oblig. Grp., Ser. A	5.250	09/01/53	2,000	1,639,620

See Notes to Financial Statements.

PGIM Muni High Income Fund	23

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of April 30, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Missouri (cont’d.)
St. Louis Cnty. Indl. Dev. Auth. Rev., (cont’d.)
Friendship Vlg. Sunset Hills, Ser. A	5.875%	09/01/43	1,000	$964,620
St. Andrews Res. Srs. Oblig., Ser. A, Rfdg.	5.125	12/01/45	1,000	836,060

				16,395,067

Nevada 0.3%
Clark Cnty. Impt. Dist. Spl. Assmt., Dist. No. 142, Mountains Edge Loc. Impvt., Rfdg.	4.000	08/01/23	1,130	1,199,619
Sparks Rev., Sales Tax, Sr. Ser. A, Rfdg., 144A	2.750	06/15/28	1,000	903,230

				2,102,849

New Jersey 8.6%
New Jersey Econ. Dev. Auth. Rev.,
Continental Airlines, Inc., Proj., Rfdg.	5.750	09/15/27	1,530	1,481,851
Continental Airlines, Inc., Proj., Spec. Facs.	5.250	09/15/29	5,000	4,882,250
Continental Airlines, Inc., United Airlines, Inc. Proj.	5.125	09/15/23	5,000	4,971,000
Continental Airlines, Inc., United Airlines, Inc. Proj.,
Ser. A, AMT	5.625	11/15/30	2,275	2,259,280
Goethals Bridge, AMT	5.375	01/01/43	1,390	1,413,227
N. Star Academy Chrt. Sch. Newark	5.000	07/15/47	1,000	1,034,130
NJ Transit Trans. Proj.	4.000	11/01/44	1,000	868,560
NJ Transit Trans. Proj.	5.000	11/01/44	2,000	1,929,540
Port Newark Container, AMT, Rfdg.	5.000	10/01/47	2,500	2,340,225
Sch. Facs. Construction	4.000	06/15/49	3,000	2,569,830
Ser. AAA	5.000	06/15/41	2,020	1,968,409
Ser. BBB, Rfdg.	5.500	06/15/30	1,500	1,570,230
Ser. DDD	5.000	06/15/42	1,000	971,820
Ser. WW, (Pre-refunded 06/15/25)(ee)	5.250	06/15/40	65	78,795
Ser. WW, Unrefunded	5.250	06/15/40	1,185	1,187,962
St. Gov’t. Bldgs. Proj., Ser. C	5.000	06/15/47	2,000	1,910,140
St. House Proj., Ser. B, Rmkt.	5.000	06/15/43	1,000	970,100
Team Academy Chrt. Sch. Proj.	6.000	10/01/43	1,700	1,783,742
Umm Energy Partners, Ser. A, AMT	5.000	06/15/37	1,500	1,561,770
Umm Energy Partners, Ser. A, AMT	5.125	06/15/43	1,100	1,105,038
United Airlines, Inc. Proj., Rmkt.	5.500	06/01/33	2,000	1,936,640
New Jersey Healthcare Facs. Fing. Auth. Rev., RWJ Barnabas Healthcare Sys. Oblig., Ser. A, Rfdg.	5.000	07/01/43	1,500	1,638,735

See Notes to Financial Statements.

24

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of April 30, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

New Jersey (cont’d.)
New Jersey St. Transn. Tr. Fd. Sys. Auth. Rev.,
Trans. Sys., Rfdg.	4.000%		12/15/39	500	$441,295
Trans. Sys., Rfdg.	5.000		12/15/39	500	488,290
Trans. Sys., Ser. A, Rfdg.	5.000		12/15/36	1,250	1,234,937
Trans. Sys., Ser. AA	5.000		06/15/45	1,200	1,154,628
Trans. Sys., Ser. AA	5.000		06/15/46	1,940	1,857,686
Trans. Sys., Ser. AA	5.250		06/15/41	1,000	1,002,270
Trans. Sys., Ser. AA	5.250		06/15/43	5,095	5,106,158
New Jersey Tpk. Auth. Rev., Ser. A	4.000		01/01/48	1,000	1,041,670
South Jersey Transn. Auth. LLC, Rev., Ser. A, Rfdg.	5.000		11/01/39	750	761,670
Tob. Settlement Fing. Corp. Rev.,
Ser. A, Rfdg.	5.250		06/01/46	5,350	5,701,388
Sub., Ser. B, Rfdg.	5.000		06/01/46	7,000	7,037,240

					66,260,506

New York 5.4%
Build NYC Resource Corp. Rev., Pratt Paper, Inc. Proj., AMT, Rfdg., 144A	5.000		01/01/35	1,000	1,022,560
Erie Cnty. Tob. Asset Secur. Corp. Cap. Apprec. Rev.,
Asset Bkd., 1st Sub., Ser. B, CABS, Rfdg.	7.387	(t)	06/01/47	5,000	700,950
Asset Bkd., 2nd Sub., Ser. C, CABS, Rfdg.	7.933	(t)	06/01/50	4,000	385,120
Glen Cove Loc. Econ. Asst. Corp. Rev.,
Garvies Pt. Impt. Proj., Ser. A	5.000		01/01/56	2,105	2,119,482
Garvies Pt. Impt. Proj., Ser. C, CABS (Convert to Fixed on 01/01/24)	0.000	(cc)	01/01/55	1,000	872,010
New York Liberty Dev. Corp. Rev.,
4 World Trade Center Proj., Rfdg.	5.750		11/15/51	1,750	1,825,197
Bank of America, Rfdg.	2.800		09/15/69	1,000	905,420
Class 1-3 World Trade Ctr., Rfdg., 144A	5.000		11/15/44	5,000	4,608,450
New York Trans. Dev. Corp. Rev.,
Delta Air Lines, Inc.—Laguardia Arpt. Terms. C&D Redev., AMT	4.000		01/01/36	1,475	1,339,094
Delta Air Lines, Inc.—Laguardia Arpt. Terms. C&D
Redev., AMT	5.000		01/01/34	1,000	984,950
Laguardia Arpt., Term. B Redev., Ser. A, AMT	5.000		07/01/46	2,995	3,030,041
Laguardia Arpt., Term. B Redev., Ser. A, AMT	5.250		01/01/50	9,480	9,664,860

See Notes to Financial Statements.

PGIM Muni High Income Fund	25

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of April 30, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

New York (cont’d.)
Port Auth. of NY & NJ Spl. Oblig. Rev.,
Consolidated Bonds, Series 220, AMT	4.000%	11/01/59	1,000	$1,010,040
JFK Int’l. Air Term.	5.000	12/01/20	175	177,397
JFK Int’l. Air Term.	6.000	12/01/36	1,200	1,221,528
JFK Int’l. Air Term.	6.000	12/01/42	5,790	5,825,088
TSASC, Inc., Rev., Ser. A, Rfdg.	5.000	06/01/41	4,875	5,054,449
Yonkers Econ. Dev. Corp. Rev., Chrt. Sch. Edu. Excellence Proj., Ser. A	5.000	10/15/54	930	813,006

				41,559,642

North Carolina 0.4%
North Carolina Med. Care Commn. Rev., Pennybyrn at Maryfield, Rfdg.	5.000	10/01/35	1,000	852,860
North Carolina Tpk. Auth. Rev.,
Ser. A, Rfdg.	5.000	07/01/51	1,250	1,261,175
Sr. Lien, Triangle Expressway Sys.	4.000	01/01/55	1,000	895,080

				3,009,115

Ohio 4.1%
Buckeye Tob. Settlement Fing. Auth. Rev.,
Sr. Ser. A-2, Class 1, Rfdg.	4.000	06/01/48	5,000	4,936,400
Sr. Ser. B-2, Class 2, Rfdg.	5.000	06/01/55	8,500	7,519,780
Cuyahoga Cnty. Hosp. Rev.,
Metro Hlth. Sys., Rfdg.	5.000	02/15/52	575	582,797
Metro Hlth. Sys., Rfdg.	5.250	02/15/47	2,000	2,053,280
Metro Hlth. Sys., Rfdg.	5.500	02/15/57	6,540	6,835,870
Franklin Cnty. Conv. Facs. Auth. Rev., Gtr. Columbus Conv. Ctr.	5.000	12/01/51	1,000	756,910
Franklin Cnty. Hosp. Facs. Rev.,
Hlth. Corp., Ser. A	4.000	05/15/47	2,500	2,683,425
Nationwide Children’s Hosp. Proj., Ser. A	4.000	11/01/45	2,000	2,101,140
Lucas Cnty. Hosp. Rev., Promedica Healthcare, Ser. A, Rfdg. (Pre-refunded 11/15/21)(ee)	6.500	11/15/37	875	950,442
Middleburg Heights Hosp. Rev., Facs. Southwest Gen., Ser. 2011, Rfdg.	5.250	08/01/41	1,200	1,236,756

See Notes to Financial Statements.

26

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of April 30, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Ohio (cont’d.)
Ohio Air Qlty. Dev. Auth. Rev., Pratt Paper OH LLC Proj., AMT, 144A	4.500%		01/15/48	1,000	$938,270
Ohio St. Pvt. Act. Rev., Portsmouth Bypass Proj., AMT	5.000		06/30/53	1,000	1,097,150

					31,692,220

Oklahoma 2.5%
Oklahoma St. Dev., Fin. Auth. Rev.,
OU Medicine Proj., Ser. B	5.250		08/15/48	1,455	1,497,166
OU Medicine Proj., Ser. B	5.500		08/15/52	7,530	7,924,346
OU Medicine Proj., Ser. B	5.500		08/15/57	4,950	5,189,481
St. Johns Hlth. Sys., Rfdg. (Pre-refunded 02/15/22)(ee)	5.000		02/15/42	300	321,228
Tulsa Cnty. Indl. Auth. Rev.,
Montereau, Inc. Proj., Rfdg.	5.250		11/15/45	1,000	957,960
Montereau, Inc. Proj., Ser A, Rfdg. (Pre-refunded 05/01/20)(ee)	7.125		11/01/30	1,000	1,000,000
Tulsa Mun. Arpt. Tr. Trustees Gen. Rev.,
American Airlines, AMT, Rfdg. (Mandatory put date 06/01/25)	5.000	(cc)	06/01/35	1,250	1,218,787
American Airlines, Ser. A, AMT, Rfdg.	5.500		06/01/35	1,000	923,290

					19,032,258

Oregon 0.2%
Multnomah Cnty. Hosp. Facs. Auth. Rev., Mirabella at South Waterfront, Ser. A., Rfdg.	5.400		10/01/44	1,000	951,950
Salem Hosp. Facs. Auth. Rev., Capital Manor, Inc., Rfdg.	6.000		05/15/42	1,000	1,005,490

					1,957,440

Pennsylvania 4.8%
Central Bradford Progress Auth. Rev., Guthrie Healthcare Sys., Rfdg. (Pre-refunded 12/01/21)(ee)	5.375		12/01/41	2,700	2,885,166
Chester Cnty. Indl. Dev. Auth. Rev., Renaissance Academy Chrt. Sch., Rfdg.	5.000		10/01/44	1,000	1,023,710
Geisinger Auth. Hlth. Sys. Rev., Ser. A-1	5.125		06/01/41	1,450	1,486,540

See Notes to Financial Statements.

PGIM Muni High Income Fund	27

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of April 30, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Pennsylvania (cont’d.)
Moon Indl. Dev. Auth. Rev., Baptist Homes Society Oblig., Rfdg.	6.000%		07/01/45	2,000	$1,981,760
Pennsylvania Comnwlth., Ser. A, COP, Rfdg.	4.000		07/01/46	1,500	1,562,490
Pennsylvania Econ. Dev. Fing. Auth. Rev.,
Swr. Sludge Disp., Philadelphia Biosolids Fac.	6.250		01/01/32	710	711,697
US Airways Grp., Ser. B, Gty. Agmt.	8.000		05/01/29	490	435,409
Pennsylvania Tpk. Commn. Rev.,
Ser. A-1	5.000		12/01/46	3,950	4,339,983
Sub., Ser. A	5.500		12/01/42	1,500	1,686,555
Sub., Ser. A	5.500		12/01/46	1,740	1,973,073
Sub., Ser. A-1	5.000		12/01/46	2,000	2,146,700
Sub., Ser. B-1	5.250		06/01/47	2,000	2,216,080
Philadelphia Auth. for Indl. Dev. Rev.,
First Philadelphia Preparatory Chrt., Ser. A, Rfdg.	7.250		06/15/43	2,000	2,093,780
Gtr. Philadelphia Hlth Action, Rfdg.	6.625		06/01/50	2,795	2,598,484
Mariana Bracetti Academy	7.625		12/15/41	2,000	2,049,640
New Fndtn. Chrt. Sch. Proj. (Pre-refunded 12/15/22)(ee)	6.625		12/15/41	1,000	1,147,830
Philadelphia Hosp. & Higher Ed. Facs. Auth. Rev., Temple Univ. Hlth. Sys., Ser. A	5.625		07/01/42	6,750	6,985,777

					37,324,674

Puerto Rico 4.6%
Puerto Rico Comnwlth. Aqueduct & Swr. Auth.,
Aqueduct & Swr. Auth. Rev., Sr. Lien, Ser. A	4.000		07/01/22	2,535	2,452,004
Aqueduct & Swr. Auth. Rev., Sr. Lien, Ser. A	4.250		07/01/25	1,285	1,186,415
Aqueduct & Swr. Auth. Rev., Sr. Lien, Ser. A	5.000		07/01/33	2,615	2,483,858
Aqueduct & Swr. Auth. Rev., Sr. Lien, Ser. A	5.125		07/01/37	155	146,350
Aqueduct & Swr. Auth. Rev., Sr. Lien, Ser. A	5.250		07/01/42	1,250	1,174,975
Aqueduct & Swr. Auth. Rev., Sr. Lien, Ser. A	5.750		07/01/37	1,375	1,368,331
Aqueduct & Swr. Auth. Rev., Sr. Lien, Ser. A	6.000		07/01/47	1,170	1,153,386
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev.,
Restructured Ser. A-1	4.750		07/01/53	5,671	5,108,607
Restructured Ser. A-1	5.000		07/01/58	9,864	9,213,173
Restructured Ser. A-1, CABS	5.687	(t)	07/01/51	11,566	2,014,103
Restructured Ser. A-1, CABS	5.696	(t)	07/01/46	15,425	3,547,133
Ser. A-2	4.329		07/01/40	6,000	5,358,600

					35,206,935

See Notes to Financial Statements.

28

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of April 30, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Rhode Island 0.6%
Tob. Settlement Fing. Corp. Rev., Ser. A, Rfdg.	5.000%	06/01/40	4,350	$4,487,547

South Carolina 0.9%
Berkeley Cnty. Spl. Assmt., Nexton Impt. Dist.	4.375	11/01/49	1,000	735,840
South Carolina Prt. Auth. Rev.,
AMT	4.000	07/01/45	1,500	1,550,025
AMT	4.000	07/01/55	2,000	2,010,840
South Carolina St. Pub. Svc. Auth. Rev., Ser. E, Rfdg.	5.250	12/01/55	2,500	2,647,000

				6,943,705

Tennessee 0.7%
Knox Cnty. Hlth. Edl. & Hsg. Facs. Brd. Rev., East Tennessee Children’s Hosp., Rfdg.	4.000	11/15/48	2,000	2,025,720
Memphis-Shelby Cnty. Indl. Dev. Brd. Tax Alloc., Sr. Tax Incr.-Graceland, Ser. A, Rfdg.	5.625	01/01/46	500	451,770
Metropolitan Govt. Nashville & Davidson Cnty. Hlth. & Edl. Facs. Brd. Rev., Impt. Blakeford at Green Hills, Rfdg.	5.000	07/01/37	850	823,200
Shelby Cnty. Hlth. Edl. & Hsg. Facs. Brd. Facs. Rev., Germantown Village, Rfdg.	5.250	12/01/42	1,100	992,156
Tennessee Energy Acquisition Corp. Gas Rev., Ser. C	5.000	02/01/22	1,000	1,039,060

				5,331,906

Texas 6.6%
Arlington Higher Ed. Fin. Corp. Rev., Wayside Schs., Ser. A	4.625	08/15/46	1,050	853,713
Austin Conv. Enterprises, Inc., Rev.,
Sub., Second Tier, Ser. B, Rfdg.	5.000	01/01/32	1,135	1,047,775
Sub., Second Tier, Ser. B, Rfdg.	5.000	01/01/34	1,050	948,444
Bexar Cnty. Hlth. Facs. Dev. Corp. Rev., Army Retmnt. Residence Fndt., Rfdg.	5.000	07/15/41	1,250	1,156,200
Central Tex. Regl. Mobility Auth. Rev.,
Sr. Lien, Ser. A	5.000	01/01/45	1,000	1,054,070
Sub., Rfdg.	4.000	01/01/41	1,100	1,023,583

See Notes to Financial Statements.

PGIM Muni High Income Fund	29

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of April 30, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Texas (cont’d.)
Clifton Higher Ed. Fin. Corp. Rev.,
Idea Pub. Sch.	5.000%		08/15/42	1,000	$1,029,170
Idea Pub. Sch.	6.000		08/15/43	1,000	1,104,090
Decatur Hosp. Auth. Rev., Wise Regl. Hlth. Sys., Ser. A, Rfdg.	5.250		09/01/44	1,370	1,389,838
Grand Parkway Transn. Corp., First Tier Toll Rev., Ser. A	5.125		10/01/43	2,000	2,047,880
Gulf Coast Wste. Disp. Auth. Rev., Exxon Mobil Corp. Proj., FRDD (Mandatory put date 05/01/20)	0.170	(cc)	09/01/25	800	800,000
Houston Arpt. Sys. Rev.,
Ser. B-1, AMT	5.000		07/15/35	2,000	1,903,380
Ser. B-2, AMT, Rfdg.	5.000		07/15/20	1,640	1,635,178
Spl. Facs. Cont. Airlines, Inc., Ser. A, AMT, Rfdg.	6.625		07/15/38	1,500	1,516,110
Spl. Facs. Cont. Airlines, Inc., Sub. Lien, Ser. A, AMT, Rfdg.	5.000		07/01/32	1,000	1,048,160
Sub. Lien, Ser. A, AMT, Rfdg.	5.000		07/01/25	250	258,350
Houston Higher Ed. Fin. Corp., Higher Ed. Rev., Cosmos Fndtn., Inc., Ser. A	5.000		02/15/42	1,250	1,260,312
Kerryville Hlth. Facs. Dev. Corp. Rev., Peterson Regl. Med. Ctr. Proj., Rfdg.	5.000		08/15/35	3,000	3,205,320
Lower Neches Vlly. Auth. Indl. Dev. Corp. Rev., Exxon Mobil Corp. Proj., FRDD (Mandatory put date 05/01/20)	0.150	(cc)	11/01/38	700	700,000
Matagorda Cnty. Nav. Dist. No. 1, Poll. Ctrl. Rev.,
AEP Tex. Central Co. Proj., Ser. B-1, Rfdg.	4.000		06/01/30	1,000	1,013,200
AEP Tex. Central Co. Proj., Ser. B-2, Rfdg.	4.000		06/01/30	1,800	1,807,794
Mission Econ. Dev. Corp. Rev., Natgosoline Proj., Sr. Lien, AMT, Rfdg., 144A	4.625		10/01/31	2,000	1,965,420
New Hope Cultural Ed. Facs. Corp. Rev.,
Jubilee Academic Ctr., Ser. A, Rfdg., 144A	5.000		08/15/46	2,000	1,691,900
MRC Crestview, Rfdg.	5.000		11/15/46	1,150	1,006,653
North Tex. Twy. Auth. Rev.,
Rfdg.	5.000		01/01/48	1,250	1,416,988
Second Tier, Ser. A, Rfdg.	4.000		01/01/38	2,000	2,061,840
Port Beaumont Navigation Dist. Rev., Jefferson Gulf Coast, AMT, Rfdg., 144A	4.000		01/01/50	2,000	1,350,340
Pottsboro Higher Ed. Fin. Corp. Rev., Ser. A	5.000		08/15/46	1,000	904,700

See Notes to Financial Statements.

30

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of April 30, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Texas (cont’d.)
Tarrant Cnty. Cultural Ed. Facs. Fin. Corp. Rev.,
Barton Creek Sr. Living Ctr., Rfdg.	5.000%		11/15/40	1,100	$998,426
Trinity Terrace Proj., Ser. A-1, Rfdg.	5.000		10/01/44	1,000	974,930
Texas Mun. Gas Acq. & Sply. Corp., Gas Sply. Rev., Corp. I, Sr. Lien, Ser. A	5.250		12/15/26	4,100	4,656,329
Texas Priv. Activity Surface Transn. Corp. Rev.,
Sr. Lien, LBJ Infrastructure	7.000		06/30/40	4,670	4,681,301
Sr. Lien, NTE Mobility Partners, AMT, Ser. 3A & 3B	6.750		06/30/43	500	539,235
Sr. Lien, NTE Mobility Partners, AMT, Ser. 3A & 3B	7.000		12/31/38	1,500	1,638,720

					50,689,349

Utah 0.3%
Salt Lake City Corp. Arpt. Rev., Ser. A, AMT	5.000		07/01/47	1,100	1,192,422
Utah Chrt. Sch. Fin. Auth. Rev., Spectrum Academy Proj., 144A	6.000		04/15/45	1,000	944,010

					2,136,432

Virginia 2.1%
City of Chesapeake Expressway Toll Road Rev., Transn. Sys., Sr. Ser. B, CABS, Rfdg. (Convert to Fixed on 07/15/23)	0.000	(cc)	07/15/40	1,000	937,730
Mosaic District Cmnty. Dev. Auth. Spl. Assmt., Ser. A	6.875		03/01/36	1,250	1,254,088
Norfolk Econ. Dev. Auth. Rev., Sentara Healthcare, Ser. B, Rfdg.	4.000		11/01/48	2,000	2,144,600
Virginia Small Business Fing. Auth. Rev., Transform 66 P3 Proj., AMT	5.000		12/31/56	2,000	1,994,580
Virginia Small Business Fing. Auth. Rev., Sr. Lien,
Elizabeth River Crossings OpCo LLC Proj.	5.250		01/01/32	2,055	2,090,860
Elizabeth River Crossings OpCo LLC Proj.	5.500		01/01/42	3,000	3,039,360
Express Lanes LLC Proj.	5.000		01/01/40	4,780	4,751,463

					16,212,681

Washington 1.7%
Port of Seattle Indl. Dev. Corp. Rev., Spl. Facs., Delta Airlines, AMT, Rfdg.	5.000		04/01/30	1,000	971,790

See Notes to Financial Statements.

PGIM Muni High Income Fund	31

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of April 30, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Washington (cont’d.)
Skagit Cnty. Pub. Hosp. Dist. No. 1 Rev., Skagit Valley Hosp., Ser. A, Rfdg.	5.000%	12/01/37	3,000	$3,183,600
Tob. Settlement Auth. Wash. Rev., Rfdg.	5.250	06/01/32	1,160	1,194,545
Washington St. Conv. Ctr. Pub. Facs. Dist. Rev., Civic Conv. Ctr.	4.000	07/01/58	2,000	2,013,980
Washington St. Healthcare Facs. Auth. Rev.,
Overlake Hosp. Med. Ctr., Rfdg.	5.000	07/01/38	1,100	1,154,197
Overlake Hosp. Med. Ctr., Ser. A	4.000	07/01/42	2,500	2,494,900
Washington St. Hsg. Fin. Comm. Rev., Rockwood Retmnt. Cmnty. Proj., Ser. A, Rfdg., 144A	7.375	01/01/44	2,000	2,116,880

				13,129,892

West Virginia 0.2%
West Virginia Hosp. Fin. Auth. Rev., Cabell Huntington Hosp. Oblig. Grp., Ser. A, Rfdg.	4.125	01/01/47	1,500	1,439,985

Wisconsin 1.5%
Pub. Fin. Auth. Rev.,
Bancroft Neurohealth Proj., Ser. A, 144A	5.125	06/01/48	1,000	865,010
Corvian Cmnty. Sch., Ser. A, 144A	5.000	06/15/49	1,000	831,080
Corvian Cmnty. Sch., Ser. A, 144A	5.125	06/15/47	2,000	1,711,900
Mountain Island Chrt. Sch., Ser. L, Rfdg.	5.000	07/01/47	1,000	1,022,280
Senior-MD Proton Treatment Ctr., Ser. A-1, 144A	6.250	01/01/38	1,750	1,509,183
Senior-MD Proton Treatment Ctr., Ser. A-1, 144A	6.375	01/01/48	2,000	1,625,340
Sr. Oblig. Grp., Ser. B, AMT, Rfdg.	5.000	07/01/42	1,500	1,525,875
Sr. Oblig. Grp., Ser. B, AMT, Rfdg.	5.250	07/01/28	1,000	1,041,790
Wisconsin St. Hlth. & Edl. Facs. Auth. Rev., Ascension Hlth. Alliance Sr. Credit Grp., Ser. B-1, Rmkt, Rfdg.	4.000	11/15/43	1,500	1,565,115

				11,697,573

TOTAL INVESTMENTS 98.3% (cost $772,764,042)				758,814,816
Other assets in excess of liabilities(z) 1.7%				13,244,277

NET ASSETS 100.0%				$772,059,093

See Notes to Financial Statements.

32

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of April 30, 2020

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

AGM—Assured Guaranty Municipal Corp.

AMT—Alternative Minimum Tax

CABS—Capital Appreciation Bonds

CDD—Community Development District

COP—Certificates of Participation

FRDD—Floating Rate Daily Demand Note

GO—General Obligation

IDB—Industrial Development Bond

LIBOR—London Interbank Offered Rate

OTC—Over-the-counter

PCR—Pollution Control Revenue

#	Principal amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $483,800 and 0.1% of net assets.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of April 30, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ee)	All or partial escrowed to maturity and pre-refunded issues are secured by escrowed cash, a guaranteed investment contract and /or U.S. guaranteed obligations.
(hh)	When-issued security.
(t)	Represents zero coupon. Rate quoted represents effective yield at April 30, 2020.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at April 30, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
	Short Position:
50	20 Year U.S. Treasury Bonds	Jun. 2020	$9,051,563	$(553,200)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$475,000	$—

See Notes to Financial Statements.

PGIM Muni High Income Fund	33

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of April 30, 2020

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of April 30, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Municipal Bonds
Alabama	$—	$2,100,325	$—
Alaska	—	4,103,897	—
Arizona	—	33,405,214	—
California	—	64,273,374	—
Colorado	—	24,413,721	—
Connecticut	—	2,064,080	—
Delaware	—	2,001,430	—
District of Columbia	—	15,061,303	—
Florida	—	72,465,024	483,800
Georgia	—	8,814,574	—
Hawaii	—	2,699,050	—
Illinois	—	113,869,891	—
Indiana	—	4,823,579	—
Iowa	—	1,207,570	—
Kansas	—	1,859,313	—
Kentucky	—	3,644,795	—
Louisiana	—	4,897,780	—
Maine	—	2,076,560	—
Maryland	—	8,284,334	—
Massachusetts	—	4,452,654	—
Michigan	—	7,505,025	—
Minnesota	—	7,697,747	—
Missouri	—	16,395,067	—
Nevada	—	2,102,849	—
New Jersey	—	66,260,506	—
New York	—	41,559,642	—
North Carolina	—	3,009,115	—
Ohio	—	31,692,220	—
Oklahoma	—	19,032,258	—
Oregon	—	1,957,440	—
Pennsylvania	—	37,324,674	—

See Notes to Financial Statements.

34

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of April 30, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Municipal Bonds (continued)
Puerto Rico	$—	$35,206,935	$—
Rhode Island	—	4,487,547	—
South Carolina	—	6,943,705	—
Tennessee	—	5,331,906	—
Texas	—	50,689,349	—
Utah	—	2,136,432	—
Virginia	—	16,212,681	—
Washington	—	13,129,892	—
West Virginia	—	1,439,985	—
Wisconsin	—	11,697,573	—

Total	$—	$758,331,016	$483,800

Other Financial Instruments*
Liabilities
Futures Contracts	$(553,200)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Sector Classification:

The sector classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of April 30, 2020 were as follows (unaudited):

Healthcare	21.1%
Special Tax/Assessment District	12.3
Transportation	12.2
Corporate Backed IDB & PCR	10.2
General Obligation	9.6
Education	8.7
Tobacco Appropriated	7.7
Pre-pay Gas	5.2
Lease Backed Certificate of Participation	3.7
Water & Sewer	2.4
Pre-Refunded	1.8%
Development	1.3
Power	1.2
Solid Waste/Resource Recovery	0.9

98.3
Other assets in excess of liabilities	1.7

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding

See Notes to Financial Statements.

PGIM Muni High Income Fund	35

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of April 30, 2020

these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of April 30, 2020 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	—	$—	Due from/to broker— variation margin futures	$553,200	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended April 30, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$13

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(553,200)

For the year ended April 30, 2020, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Short Positions(1)
$1,810,313

(1)	Notional Amount in USD.

See Notes to Financial Statements.

36

Statement of Assets & Liabilities

as of April 30, 2020

Assets
Unaffiliated investments (cost $772,764,042)	$758,814,816
Cash	499,454
Interest receivable	12,723,190
Receivable for Fund shares sold	3,004,798
Receivable for investments sold	2,057,933
Deposit with broker for centrally cleared/exchange-traded derivatives	475,000
Due from broker—variation margin futures	17,188
Prepaid expenses	2,166

Total Assets	777,594,545

Liabilities
Payable for Fund shares reacquired	2,786,405
Payable for investments purchased	1,850,125
Management fee payable	300,558
Dividends payable	286,198
Accrued expenses and other liabilities	158,873
Distribution fee payable	140,172
Affiliated transfer agent fee payable	13,121

Total Liabilities	5,535,452

Net Assets	$772,059,093

Net assets were comprised of:
Shares of beneficial interest, at par	$806,384
Paid-in capital in excess of par	803,620,598
Total distributable earnings (loss)	(32,367,889)

Net assets, April 30, 2020	$772,059,093

See Notes to Financial Statements.

PGIM Muni High Income Fund	37

Statement of Assets & Liabilities

as of April 30, 2020

Class A
Net asset value and redemption price per share, ($342,084,909 ÷ 35,703,072 shares of beneficial interest issued and outstanding)	$9.58
Maximum sales charge (3.25% of offering price)	0.32

Maximum offering price to public	$9.90

Class B
Net asset value, offering price and redemption price per share, ($4,673,131 ÷ 487,580 shares of beneficial interest issued and outstanding)	$9.58

Class C
Net asset value, offering price and redemption price per share, ($79,179,638 ÷ 8,263,273 shares of beneficial interest issued and outstanding)	$9.58

Class Z
Net asset value, offering price and redemption price per share, ($337,093,677 ÷ 35,241,341 shares of beneficial interest issued and outstanding)	$9.57

Class R6
Net asset value, offering price and redemption price per share, ($9,027,738 ÷ 943,086 shares of beneficial interest issued and outstanding)	$9.57

See Notes to Financial Statements.

38

Statement of Operations

Year Ended April 30, 2020

Net Investment Income (Loss)
Interest income	$40,488,886

Expenses
Management fee	4,540,196
Distribution fee(a)	1,916,718
Transfer agent’s fees and expenses (including affiliated expense of $ 74,715)(a)	643,476
Custodian and accounting fees	133,033
Registration fees(a)	97,362
Shareholders’ reports	49,275
Audit fee	39,950
Legal fees and expenses	27,363
Trustees’ fees	25,276
Miscellaneous	28,120

Total expenses	7,500,769
Less: Fee waiver and/or expense reimbursement(a)	(25,799)
Custodian fee credit	(1,596)

Net expenses	7,473,374

Net investment income (loss)	33,015,512

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	(1,263,048)
Futures transactions	13

(1,263,035)

Net change in unrealized appreciation (depreciation) on:
Investments	(61,209,251)
Futures	(553,200)

(61,762,451)

Net gain (loss) on investment transactions	(63,025,486)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(30,009,974)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class Z	Class R6
Distribution fee	918,977	53,800	943,941	—	—
Transfer agent’s fees and expenses	213,937	12,028	48,329	369,054	128
Registration fees	30,695	10,212	16,652	23,390	16,413
Fee waiver and/or expense reimbursement	—	—	—	(14,074)	(11,725)

See Notes to Financial Statements.

PGIM Muni High Income Fund	39

Statements of Changes in Net Assets

	Year Ended April 30,

	2020	2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$33,015,512	$32,586,724
Net realized gain (loss) on investment transactions	(1,263,035)	(8,311,902)
Net change in unrealized appreciation (depreciation) on investments	(61,762,451)	21,794,364

Net increase (decrease) in net assets resulting from operations	(30,009,974)	46,069,186

Dividends and Distributions
Distributions from distributable earnings
Class A	(13,324,426)	(12,784,930)
Class B	(349,176)	(869,397)
Class C	(2,711,864)	(3,352,033)
Class Z	(16,504,120)	(16,052,548)
Class R6	(314,010)	(210,839)

	(33,203,596)	(33,269,747)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	249,540,688	248,089,682
Net asset value of shares issued in reinvestment of dividends and distributions	28,995,090	28,688,077
Cost of shares reacquired	(307,205,741)	(264,452,843)

Net increase (decrease) in net assets from Fund share transactions	(28,669,963)	12,324,916

Total increase (decrease)	(91,883,533)	25,124,355

Net Assets:
Beginning of year	863,942,626	838,818,271

End of year	$772,059,093	$863,942,626

See Notes to Financial Statements.

40

Notes to Financial Statements

Prudential Investment Portfolios 4 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, open-end management investment company. The Trust was organized as an unincorporated business trust in Massachusetts on November 3, 1986 and currently consists of one fund: the PGIM Muni High Income Fund (the “Fund”).

The investment objective of the Fund is to provide the maximum amount of income that is eligible for exclusion from federal income taxes.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of

PGIM Muni High Income Fund	41

Notes to Financial Statements (continued)

Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s

42

most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser(s) and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Fund’s LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund

PGIM Muni High Income Fund	43

Notes to Financial Statements (continued)

since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Delayed-Delivery Transactions: The Fund purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Fund forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

44

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits, if any, are presented as a reduction of gross expenses in the accompanying Statement of Operations.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Fund. The Manager pays for the services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

Effective April 1, 2020, the management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.49% of the Fund’s average daily net assets up to $1 billion and 0.44% of the average daily net assets in excess of $1 billion. Prior to April 1, 2020, the management fee paid to the Manager was accrued daily and payable monthly at

PGIM Muni High Income Fund	45

Notes to Financial Statements (continued)

an annual rate of 0.50% of the Fund’s average daily net assets up to $1 billion and 0.45% of the average daily net assets in excess of $1 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.50% for the year ended April 30, 2020.

Effective April 1, 2020, the Manager has contractually agreed, through August 31, 2021, to limit total annual fund operating expenses, after fee waivers and/or expense reimbursements to 0.58% of average daily net assets for Class Z shares, and 0.49% of average daily net assets for Class R6 shares. Prior to April 1, 2020, the Manager had contractually agreed to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the total annual operating expenses to exceed 0.60% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, total annual fund operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25%, 0.50% and 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively.

For the year ended April 30, 2020, PIMS received $360,766 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended April 30, 2020, PIMS received $3,607, $3,228 and $7,794 in contingent deferred sales charges imposed upon

46

redemptions by certain Class A, Class B and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Trust’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures.

For the year ended April 30, 2020, the Fund’s purchase and sales transactions under Rule 17a-7 and realized gain as a result of 17a-7 sales transactions were as follows:

	Purchases	Sales	Realized Gain
Muni High Income	$43,148,233	$79,295,353	$—

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended April 30, 2020, were $476,549,354 and $508,463,632, respectively.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par. For the year ended April 30, 2020, the adjustments

PGIM Muni High Income Fund	47

Notes to Financial Statements (continued)

were to decrease total distributable loss and decrease paid-in capital in excess of par by $5,355 due to differences in the treatment for book and tax purposes of accreting market discount. Net investment income (loss), net realized gain (loss) on investment and net assets were not affected by this change.

For the year ended April 30, 2020, the tax character of dividends paid by the Fund were $376,976 of ordinary income and $32,826,620 of tax-exempt income. For the year ended April 30, 2019, the tax character of dividends paid by the Fund were $926,131 of ordinary income and $32,343,616 of tax-exempt income.

As of April 30, 2020, the accumulated undistributed earnings on a tax basis were $8,536,652 of tax-exempt income (includes timing difference of $286,198 for dividends payable) and $635,107 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of April 30, 2020 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$773,565,695	$18,800,976	$(33,551,855)	$(14,750,879)

The difference between book and tax basis was primarily due to the difference between financial and tax reporting with respect to accretion of market discount, futures and defaulted securities.

For federal income tax purposes, the Fund had a capital loss carryforward as of April 30, 2020 of approximately $26,503,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended April 30, 2020 are subject to such review.

6. Capital and Ownership

The Fund offers Class A, Class B, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $1 million or

48

more prior to July 15, 2019 ($500,000 or more on or after July 15, 2019) of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a monthly basis approximately seven years after purchase. Effective on or about June 26, 2020, all issued and outstanding Class B shares will be automatically converted to Class A shares. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Fund is authorized to issue an unlimited number of shares of beneficial interest of each class at $0.01 par value divided into five classes, designated Class A, Class B, Class C, Class Z and Class R6.

As of April 30, 2020, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	1,177	—	%*
Class R6	1,099	—	%*

*	Amount represents less than 1% of outstanding shares.

At reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	8	77%

PGIM Muni High Income Fund	49

Notes to Financial Statements (continued)

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended April 30, 2020:
Shares sold	6,966,925	$72,822,730
Shares issued in reinvestment of dividends and distributions	1,160,670	12,089,570
Shares reacquired	(7,187,945)	(73,188,834)

Net increase (decrease) in shares outstanding before conversion	939,650	11,723,466
Shares issued upon conversion from other share class(es)	2,357,319	24,636,901
Shares reacquired upon conversion into other share class(es)	(669,485)	(6,978,543)

Net increase (decrease) in shares outstanding	2,627,484	$29,381,824

Year ended April 30, 2019:
Shares sold	6,372,328	$64,481,202
Shares issued in reinvestment of dividends and distributions	1,143,933	11,577,187
Shares reacquired	(7,357,744)	(74,369,930)

Net increase (decrease) in shares outstanding before conversion	158,517	1,688,459
Shares issued upon conversion from other share class(es)	1,975,248	20,068,401
Shares reacquired upon conversion into other share class(es)	(939,892)	(9,525,940)

Net increase (decrease) in shares outstanding	1,193,873	$12,230,920

Class B
Year ended April 30, 2020:
Shares sold	36,988	$387,083
Shares issued in reinvestment of dividends and distributions	29,853	311,712
Shares reacquired	(225,500)	(2,351,614)

Net increase (decrease) in shares outstanding before conversion	(158,659)	(1,652,819)
Shares reacquired upon conversion into other share class(es)	(1,014,073)	(10,582,134)

Net increase (decrease) in shares outstanding	(1,172,732)	$(12,234,953)

Year ended April 30, 2019:
Shares sold	16,689	$168,443
Shares issued in reinvestment of dividends and distributions	73,041	739,322
Shares reacquired	(496,030)	(5,017,682)

Net increase (decrease) in shares outstanding before conversion	(406,300)	(4,109,917)
Shares reacquired upon conversion into other share class(es)	(924,091)	(9,361,292)

Net increase (decrease) in shares outstanding	(1,330,391)	$(13,471,209)

50

Class C	Shares	Amount
Year ended April 30, 2020:
Shares sold	1,761,291	$18,490,403
Shares issued in reinvestment of dividends and distributions	222,321	2,317,165
Shares reacquired	(1,734,393)	(17,683,469)

Net increase (decrease) in shares outstanding before conversion	249,219	3,124,099
Shares reacquired upon conversion into other share class(es)	(1,301,545)	(13,604,826)

Net increase (decrease) in shares outstanding	(1,052,326)	$(10,480,727)

Year ended April 30, 2019:
Shares sold	1,473,740	$14,910,803
Shares issued in reinvestment of dividends and distributions	279,493	2,828,432
Shares reacquired	(2,036,139)	(20,528,579)

Net increase (decrease) in shares outstanding before conversion	(282,906)	(2,789,344)
Shares reacquired upon conversion into other share class(es)	(1,279,724)	(13,041,888)

Net increase (decrease) in shares outstanding	(1,562,630)	$(15,831,232)

Class Z
Year ended April 30, 2020:
Shares sold	14,614,488	$152,645,619
Shares issued in reinvestment of dividends and distributions	1,340,546	13,962,639
Shares reacquired	(20,718,413)	(211,069,996)

Net increase (decrease) in shares outstanding before conversion	(4,763,379)	(44,461,738)
Shares issued upon conversion from other share class(es)	842,818	8,776,768
Shares reacquired upon conversion into other share class(es)	(232,443)	(2,444,901)

Net increase (decrease) in shares outstanding	(4,153,004)	$(38,129,871)

Year ended April 30, 2019:
Shares sold	16,442,249	$165,657,337
Shares issued in reinvestment of dividends and distributions	1,319,262	13,332,296
Shares reacquired	(16,231,282)	(163,114,951)

Net increase (decrease) in shares outstanding before conversion	1,530,229	15,874,682
Shares issued upon conversion from other share class(es)	1,347,097	13,634,360
Shares reacquired upon conversion into other share class(es)	(652,255)	(6,615,094)

Net increase (decrease) in shares outstanding	2,225,071	$22,893,948

Class R6
Year ended April 30, 2020:
Shares sold	501,516	$5,194,853
Shares issued in reinvestment of dividends and distributions	30,222	314,004
Shares reacquired	(288,785)	(2,911,828)

Net increase (decrease) in shares outstanding before conversion	242,953	2,597,029
Shares issued upon conversion from other share class(es)	18,663	196,735

Net increase (decrease) in shares outstanding	261,616	$2,793,764

Year ended April 30, 2019:
Shares sold	286,836	$2,871,897
Shares issued in reinvestment of dividends and distributions	20,881	210,840
Shares reacquired	(141,536)	(1,421,701)

Net increase (decrease) in shares outstanding before conversion	166,181	1,661,036
Shares issued upon conversion from other share class(es)	475,956	4,841,453

Net increase (decrease) in shares outstanding	642,137	$6,502,489

PGIM Muni High Income Fund	51

Notes to Financial Statements (continued)

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/3/2019 – 10/1/2020	10/4/2018 – 10/2/2019

Total Commitment	$ 1,222,500,000*	$ 900,000,000

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

*	Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund utilized the SCA during the year ended April 30, 2020. The average daily balance for the 1 day that the Fund had loans outstanding during the period was approximately $1,166,000, borrowed at a weighted average interest rate of 2.12%. The maximum loan outstanding amount during the period was $1,166,000. At April 30, 2020, the Fund did not have an outstanding loan amount.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Bond Obligations Risk: The Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for

52

the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk”. The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Fund’s investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be

PGIM Muni High Income Fund	53

Notes to Financial Statements (continued)

more difficult to value. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Fund may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally.

Municipal Bonds Risk: Municipal bonds are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to municipal bond market movements. Municipal bonds are also subject to the risk that potential future legislative changes could affect the market for and value of municipal bonds, which may adversely affect the Fund’s yield or the value of the Fund’s investments in municipal bonds.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the

54

amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has adopted the aspects related to the removal and modification of certain fair value measurement disclosures under the ASU. The Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

PGIM Muni High Income Fund	55

Financial Highlights

Class A Shares
		Year Ended April 30,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.28	$10.12	$10.12	$10.45	$10.26
Income (loss) from investment operations:
Net investment income (loss)	0.38	0.39	0.39	0.41	0.44
Net realized and unrealized gain (loss) on investment transactions	(0.70)	0.17	0.01	(0.33)	0.18
Total from investment operations	(0.32)	0.56	0.40	0.08	0.62
Less Dividends and Distributions:
Dividends from net investment income	(0.38)	(0.40)	(0.40)	(0.41)	(0.43)
Net asset value, end of year	$9.58	$10.28	$10.12	$10.12	$10.45
Total Return(b):	(3.37)%	5.67%	3.99%	0.73%	6.19%

Ratios/Supplemental Data:
Net assets, end of year (000)	$342,085	$339,940	$322,606	$343,939	$402,933
Average net assets (000)	$367,591	$323,381	$337,410	$387,190	$379,356
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.85%	0.85%	0.86%	0.87%	0.87%
Expenses before waivers and/or expense reimbursement	0.85%	0.85%	0.86%	0.87%	0.87%
Net investment income (loss)	3.60%	3.88%	3.86%	3.99%	4.30%
Portfolio turnover rate(d)(e)	53%	54%	36%	39%	9%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(e)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

56

Class B Shares
		Year Ended April 30,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.28	$10.12	$10.13	$10.46	$10.27
Income (loss) from investment operations:
Net investment income (loss)	0.34	0.37	0.37	0.39	0.42
Net realized and unrealized gain (loss) on investment transactions	(0.70)	0.16	(0.01)	(0.34)	0.17
Total from investment operations	(0.36)	0.53	0.36	0.05	0.59
Less Dividends and Distributions:
Dividends from net investment income	(0.34)	(0.37)	(0.37)	(0.38)	(0.40)
Net asset value, end of year	$9.58	$10.28	$10.12	$10.13	$10.46
Total Return(b):	(3.68)%	5.31%	3.60%	0.50%	5.93%

Ratios/Supplemental Data:
Net assets, end of year (000)	$4,673	$17,068	$30,272	$42,104	$57,613
Average net assets (000)	$10,760	$24,102	$36,097	$50,808	$59,446
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.24%	1.19%	1.14%	1.12%	1.12%
Expenses before waivers and/or expense reimbursement	1.24%	1.19%	1.14%	1.12%	1.12%
Net investment income (loss)	3.23%	3.61%	3.58%	3.73%	4.06%
Portfolio turnover rate(d)(e)	53%	54%	36%	39%	9%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(e)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

PGIM Muni High Income Fund	57

Financial Highlights (continued)

Class C Shares
	Year Ended April 30,
	2020	2019	2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.28	$10.12	$10.12		$10.45	$10.27
Income (loss) from investment operations:
Net investment income (loss)	0.30	0.31	0.32		0.33	0.36
Net realized and unrealized gain (loss) on investment transactions	(0.70)	0.17	-	(b)	(0.33)	0.17
Total from investment operations	(0.40)	0.48	0.32		0.00	0.53
Less Dividends and Distributions:
Dividends from net investment income	(0.30)	(0.32)	(0.32)		(0.33)	(0.35)
Net asset value, end of year	$9.58	$10.28	$10.12		$10.12	$10.45
Total Return(c):	(4.09)%	4.88%	3.21%		0.01%	5.31%

Ratios/Supplemental Data:
Net assets, end of year (000)	$79,180	$95,749	$110,077		$119,937	$125,439
Average net assets (000)	$94,394	$104,786	$114,788		$127,425	$111,295
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.60%	1.60%	1.62%		1.62%	1.62%
Expenses before waivers and/or expense reimbursement	1.60%	1.60%	1.62%		1.62%	1.62%
Net investment income (loss)	2.85%	3.10%	3.11%		3.24%	3.55%
Portfolio turnover rate(e)(f)	53%	54%	36%		39%	9%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(f)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

58

Class Z Shares
	Year Ended April 30,
	2020	2019	2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.26	$10.10	$10.11		$10.44	$10.25
Income (loss) from investment operations:
Net investment income (loss)	0.40	0.41	0.42		0.44	0.46
Net realized and unrealized gain (loss) on investment transactions	(0.69)	0.17	-	(b)	(0.33)	0.18
Total from investment operations	(0.29)	0.58	0.42		0.11	0.64
Less Dividends and Distributions:
Dividends from net investment income	(0.40)	(0.42)	(0.43)		(0.44)	(0.45)
Net asset value, end of year	$9.57	$10.26	$10.10		$10.11	$10.44
Total Return(c):	(3.06)%	5.90%	4.15%		1.02%	6.48%

Ratios/Supplemental Data:
Net assets, end of year (000)	$337,094	$404,188	$375,466		$336,781	$274,404
Average net assets (000)	$428,468	$385,217	$370,141		$307,480	$208,377
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.62%	0.63%	0.62%		0.62%	0.62%
Expenses before waivers and/or expense reimbursement	0.62%	0.63%	0.62%		0.62%	0.62%
Net investment income (loss)	3.83%	4.08%	4.11%		4.24%	4.54%
Portfolio turnover rate(e)(f)	53%	54%	36%		39%	9%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(f)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

PGIM Muni High Income Fund	59

Financial Highlights (continued)

Class R6 Shares
	Year Ended April 30,		June 27, 2017(a) through April 30,
	2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.27	$10.11	$10.23
Income (loss) from investment operations:
Net investment income (loss)	0.40	0.42	0.36
Net realized and unrealized gain (loss) on investment transactions	(0.70)	0.17	(0.11)
Total from investment operations	(0.30)	0.59	0.25
Less Dividends and Distributions:
Dividends from net investment income	(0.40)	(0.43)	(0.37)
Net asset value, end of period	$9.57	$10.27	$10.11
Total Return(c):	(3.13)%	5.94%	2.50%

Ratios/Supplemental Data:
Net assets, end of period (000)	$9,028	$6,998	$398
Average net assets (000)	$8,116	$4,932	$53
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.59%	0.60%	0.59%	(e)
Expenses before waivers and/or expense reimbursement	0.73%	0.89%	25.88%	(e)
Net investment income (loss)	3.85%	4.19%	4.31%	(e)
Portfolio turnover rate(f)(g)	53%	54%	36%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(g)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

60

Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM Muni High Income Fund

and Board of Trustees Prudential Investment Portfolios 4:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Muni High Income Fund (the Fund), a series of Prudential Investment Portfolios 4, including the schedule of investments, as of April 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2020, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of April 30, 2020, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

June 15, 2020

PGIM Muni High Income Fund	61

Fund Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Fund’s Board of Trustees (the “Board”) has approved PGIM Investments LLC (“PGIM Investments”), the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Fund’s Board.

At a meeting of the Board of Trustees on March 3-5, 2020, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of the Fund’s LRMP, including any material changes to the LRMP for the period from the inception of the Fund’s program on December 1, 2018 through December 31, 2019 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

62

Income Tax Information (unaudited)

We are advising you that during the fiscal year ended April 30, 2020, the Fund designates the maximum amount allowable per share but not less than the following amounts as exempt-interest dividends in accordance with Section 852(b)(5) of the Internal Revenue Code.

	Per Share
	Class A	Class B	Class C	Class Z	Class R6

Tax-Exempt Dividends	$0.38	$0.34	$0.30	$0.40	$0.40

In January 2021, you will be advised on IRS Form 1099-DIV and/or 1099-INT, if applicable, or substitute forms as to the federal tax status of the dividends received in calendar year 2020.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

PGIM Muni High Income Fund	63

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 95	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Muni High Income Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 95	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 94	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014 – 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 95	Executive Committee of the IDC Board of Governors (since October 2019); Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 94	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 95	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Muni High Income Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 6/28/59 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen:96	Executive Vice President (since June 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 10/14/74 Chief Legal Officer	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Dino Capasso 8/19/74 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French 12/22/62 Secretary	Vice President within PGIM Investments LLC (since December 2018 - present) of PGIM Investments; Formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.	Since October 2006

PGIM Muni High Income Fund

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 2/10/80 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Kelly A. Coyne 8/8/68 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

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(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM Muni High Income Fund

Supplement dated December 18, 2019

to the Currently Effective Summary Prospectus, Prospectus

and Statement of Additional Information of the Funds Listed Below

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

The Board of Directors/Trustees for each Fund listed below has approved the conversion of all issued and outstanding Class B shares of the Funds to Class A shares of the same Fund, effective on or about June 26, 2020.

As a result, effective on or about the close of business on June 26, 2020, all of the issued and outstanding Class B shares of a Fund will be converted into Class A shares of that Fund with the same relative aggregate net asset value as the Class B shares held immediately prior to the conversion. Class A shares currently have lower total expense ratios, and equal or lower distribution fees and shareholder servicing fees payable under the Fund’s 12b-1 plan than Class B shares. No sales load, fee, or other charge will be imposed on the conversion of these shares. Class A shares are not subject to the contingent deferred sales charge (if any) currently charged on the redemption of Class B shares. Please refer to your Fund’s Prospectus for more information regarding Class A shares. The conversion is not expected to be a taxable event for federal income tax purposes and should not result in recognition of gain or loss by converting shareholders.

LR1263

The Prudential Investment Portfolios, Inc.

PGIM Balanced Fund

PGIM Jennison Focused Value Fund

PGIM Jennison Growth Fund

Prudential Investment Portfolios 3

PGIM Jennison Focused Growth Fund

PGIM QMA Large-Cap Value Fund

PGIM Real Assets Fund

Prudential Investment Portfolios 4

PGIM Muni High Income Fund

Prudential Investment Portfolios 5

PGIM Jennison Diversified Growth Fund

Prudential Investment Portfolios 6

PGIM California Muni Income Fund

Prudential Investment Portfolios 7

PGIM Jennison Value Fund

Prudential Investment Portfolios 9

PGIM QMA Large-Cap Core Equity Fund

Prudential Investment Portfolios, Inc. 10

PGIM Jennison Global Equity Income Fund

PGIM QMA Mid-Cap Value Fund

Prudential Investment Portfolios 12

PGIM Global Real Estate Fund

PGIM US Real Estate Fund

Prudential Investment Portfolios, Inc. 14

PGIM Government Income Fund

Prudential Investment Portfolios, Inc. 15

PGIM High Yield Fund

Prudential Investment Portfolios 16

PGIM Income Builder Fund

Prudential Investment Portfolios, Inc. 17

PGIM Total Return Bond Fund

Prudential Investment Portfolios 18

PGIM Jennison 20/20 Focus Fund

Prudential Global Total Return Fund, Inc.

PGIM Global Total Return Fund

Prudential Jennison Blend Fund, Inc.

PGIM Jennison Blend Fund

Prudential Jennison Mid-Cap Growth Fund, Inc.

PGIM Jennison Mid-Cap Growth Fund

Prudential Jennison Natural Resources Fund, Inc.

PGIM Jennison Natural Resources Fund

Prudential Jennison Small Company Fund, Inc.

PGIM Jennison Small Company Fund

Prudential Government Money Market Fund, Inc.

PGIM Government Money Market Fund

Prudential National Muni Fund, Inc.

PGIM National Muni Fund

Prudential Sector Funds, Inc.

PGIM Jennison Financial Services Fund

PGIM Jennison Health Sciences Fund

PGIM Jennison Utility Fund

Prudential Short-Term Corporate Bond Fund, Inc.

PGIM Short-Term Corporate Bond Fund

Prudential World Fund, Inc.

PGIM QMA International Equity Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Muni High Income Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM MUNI HIGH INCOME FUND

SHARE CLASS	A	B	C	Z	R6
NASDAQ	PRHAX	PMHYX	PHICX	PHIZX	PHIQX
CUSIP	74440M104	74440M203	74440M302	74440M401	74440M609

MF133E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant's Board has determined that Ms. Grace C. Torres, member of the Board's Audit Committee is an "audit committee financial expert," and that she is "independent," for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended April 30, 2020 and April 30, 2019, KPMG LLP ("KPMG"), the Registrant's principal accountant, billed the Registrant $39,950 and $39,554 respectively, for professional services rendered for the audit of the Registrant's annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)Audit-Related Fees

For the fiscal year ended April 30, 2020, fees of $1,418 were billed to the Registrant for services rendered by KPMG in connection with an accounting system conversion and were paid by The Bank of New York Mellon. For the fiscal year ended April 30, 2019, there are no fees to report.

(c)Tax Fees

For the fiscal years ended April 30, 2020 and April 30, 2019: none.

(d)All Other Fees

For the fiscal years ended April 30, 2020 and April 30, 2019: none.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund's independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm's engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant's independence. The Committee's evaluation will be based on:

•a review of the nature of the professional services expected to be provided,

•a review of the safeguards put into place by the accounting firm to safeguard independence, and

•periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund's independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor's independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under "Audit Services", "Audit-related Services", and "Tax Services" are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund's independent accountants:

•Annual Fund financial statement audits

•Seed audits (related to new product filings, as required)

•SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund's independent accountants:

•Accounting consultations

•Fund merger support services

•Agreed Upon Procedure Reports

•Attestation Reports

•Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund's independent accountants:

•Tax compliance services related to the filing or amendment of the following:

•Federal, state and local income tax compliance; and,

•Sales and use tax compliance

•Timely RIC qualification reviews

•Tax distribution analysis and planning

•Tax authority examination services

•Tax appeals support services

•Accounting methods studies

•Fund merger support services

•Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund's independent accountants will not render services in the following categories of non-audit services:

•Bookkeeping or other services related to the accounting records or financial statements of the Fund

•Financial information systems design and implementation

•Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•Actuarial services

•Internal audit outsourcing services

•Management functions or human resources

•Broker or dealer, investment adviser, or investment banking services

•Legal services and expert services unrelated to the audit

•Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund's independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e)(2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal year ended April 30, 2020, 100% of the services referred to in Item 4(b) was approved by the audit committee. For the fiscal year ended April 30, 2019: none.

(f)Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

(g)Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended April 30, 2020 and April 30, 2019 was $0 and $0, respectively.

(h)Principal Accountant's Independence

Not applicable as KPMG has not provided non-audit services to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)There has been no significant change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant's internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(4)Registrant's Independent Public Accountant, attached as Exhibit 99.ACCT

(b)Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 4
By:	/s/ Andrew R. French
Andrew R. French
Secretary
Date:	June 15, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer
Date:	June 15, 2020
By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer
Date:	June 15, 2020